SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

☒Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:

☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

GLOBAL WATAIRE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title  of  each  class  of  securities  to   which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per  unit  price  or  other  underlying  value   of transaction computed pursuant  to  Exchange Act Rule 0-11 (Set  forth  the amount on which the filing  fee  is calculated  and  state  how  it  was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUANRY 24th, 2008
To the Stockholders of Global Wataire, Inc.:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of Stockholders (the "Annual  Meeting")  of  Global Wataire Inc., a Nevada corporation (the "Company"), will be held at the Holiday Inn,1706 N. Lumina Ave, Wrightsville, North Carolina 28480, on Thursday , January 24th, 2008, at 10:00 a.m., Eastern Standard time, for the following purposes:

1. To elect the directors of the Company to serve until they either resign or are replaced by a vote of the shareholders.

2. To change the name of the Company from Global Wataire, Inc. to Global Earth Energy, Inc.

3. To reappoint  Rotenberg & Company, LLP as independent certified public accountants to audit the Financial Statements of the Company for fiscal year 2008.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on December 17, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE BY RETURN MAIL, OR BY FACSIMILE TO THE FOLLOWING FAX MACHINE NUMBER 910-270-6640, OR BY E-MAIL AS AN ATTCHMENT TO GLOBALEARTH123@AOL.COM TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

/s/Edmund J. Gorman
Edmund J. Gorman
Secretary
December 17, 2007

GLOBAL WATAIRE, INC.
PROXY STATEMENT

GENERAL INFORMATION

This Proxy  Statement is furnished to stockholders  of Global Watiare, Inc., a Nevada corporation (the "Company"), in connection  with  the  solicitation  by  the  Board  of Directors of the Company (the "Board" or "Board  of  Directors") of proxies in the accompanying  form  for  use  in voting  at the Annual Meeting of Stockholders of the Company (the  "Annual Meeting") to be held on Thursday, January 24th, 2008, at 10:00 a.m., Eastern Standard time, Global Wataire,  Inc., a  Nevada corporation (the "Company") at the Holiday Inn, 1706 N. Lumina Ave, Wrightsville, North Carolina 28480, for the following purposes and  any  adjournment  or  postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed  proxy  bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers,  Directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares by forwarding the solicitation material to such beneficial owners.

The close of business on December 17, 2007 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company  entitled to notice of and to vote at the Annual Meeting.

As of the close of business on the Record Date, the Company had Approximately 24,585,571 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. The changing of the Company's name will require the affirmative vote of the majority of the issued and outstanding shares of the Company's Common Stock. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved  by  the stockholders, abstentions  have  the  same effect as negative votes.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2007 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than Thursday , January 10th , 2008, a stockholder's notice to the Secretary  must set forth as to each matter the  stockholder proposes to  bring before the annual meeting (i) a brief description of the business desired to be brought before annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address  of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and(iv) any material interest of  the stockholder in such business.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The following is a list of the names and the positions held by  the  current officers and directors of the Company:

Name	Age	Position	Director Since
Betty-Ann Harland	55	Chairman	2004
Sydney A. Harland	56	President, Chief Executive Officer and Director	2006
Edmund Gorman	61	Chief Financial Officer, Secretary and Director	2006
Robert Glassen	60	Director	2006
Arthur N. Kelly	45	Director	2004
Richard Proulx	53	Director	2005

Certain information about the director nominees, is furnished below:

Betty-Ann Harland has 31 years of experience in a variety of senior management positions.  Prior to joining our board, she was vice-president of Ameri-can Equipment Sales and Leasing.  From 1988 to 1993, she worked in finance and insurance and sales consulting for Decarie Motors, of Montreal, Quebec.  From 1994 until 1995, she was a finance and insurance specialist for Addison Bay, of Toronto, Ontario.

Sydney A. Harland has over 20 years of business experience, primarily in management of new innovative product solutions, in the railway, telecommunications, electrical utilities and mining industries.  Mr. Harland is an entrepreneur who ran his own company, Ameri-Can Equipment Sales & Leasing Inc. for almost 20 years – until 2005.  Between 1995 and 2000, Mr. Harland also worked on a consulting basis for Ontario Power Generation’s technology lab where he was mandated to develop marketing and commercialization plans for OPG’s specialized technology and customer service offerings.  In 1998 he co-founded ARS Networks and served as chairman, president and chief executive officer on a consulting basis.  ARS was a fully reporting publicly traded company that was engaged in the design and development of advanced railway communications and data management systems. He holds two patents and has been elected a member of the Canadian Institute of Marketing and the American Railway Engineering and Maintenance-of-Way Association.

Edmund Gorman has 30 years of progressing experience in corporate finance, organizational development and strategic planning.  In 1973 he joined Delloite Touche and in 1977 moved to Morrison Knudsen Corporation in Boise, Idaho, where he worked for almost 20 years in various executive positions, starting with the company as international legal and tax counsel he rose to become senior vice president, chief financial officer and treasurer In 1995, Mr. Gorman joined American Ecology Corporation of Houston, Texas, a NASDAQ company specializing in nuclear, medical waste and hazardous waste disposal, serving first as a chief financial officer and then president and chief operating officer.  In 1997, Mr. Gorman founded E.J Gorman & Associates, a financial and legal consulting firm specializing in project financing, company start-ups and organizational development.  He holds degrees of Bachelor of Science and Doctor of Jurisprudence from the University of Oregon and a Post Doctorate (L.L.M.) in Law from New York University.

Robert Glassen served as a member of the Florida House of Representatives Staff, House Natural Resources Committee, Tallahassee, Florida.  In 1978 he joined Dames & Moore, Boca Raton, Florida, as a Senior Geologist.  In 1985, he joined O.H. Materials Corporation (OHM) as a Regional Manager.  In 1990 he joined Steffen, Robertson and Kirsten US, Inc. (a company specializing in environmental and engineering consulting for the mining industry) as executive vice-president and chief operating officer.  In 1993 he was recruited by Ogden Environmental where he was a vice president and general manager of their Oak Ridge, Tennessee office.  In 1997, he joined SCIENTECH, Inc. where he served as a general manager of Grant Environmental, general manager of the Utility Security Services Division, and vice president, sales and marketing on assignment with Ontario Power Generation’s Kinectrics subsidiary.  From 2002 to present, he was president of Timberline Ridge Consulting, where he was a consultant to Enertech (a division of Curtiss Wright) identifying opportunities and executing nationwide sales of engineering and technical service to U.S. nuclear power plants.  He holds degrees of Bachelor of Arts from Villanova University of Pennsylvania, a Masters degree from the University of Virginia and has completed post graduate studies in geology at Florida State University.

Arthur N. Kelly has 18 years of marketing, sales and management experience and is currently vice president of sales-North America for ELTEK Energy where he is responsible for the development and growth of all ELTEK Energy sales in the U.S and Canadian markets.  He attended Concordia University in Montreal where he earned his bachelor of business administration degree.  Mr. Kelly held various sales and management positions with Marconi Communications from 1988 to 2001 where he was responsible for sales of power generation and communication supplies to major North American communications companies. Mr. Kelly was a sales a manager for S.N.P Associates in France from 1986 to 1988 and also district sales manager for Pylon Electronics in Montreal, Quebec from 1985 to 1986.

Richard Proulx has a background in marketing and sales and presently is director of sales of Cash Acme, Canada, a division of Reliance Manufacturing, a world-wide Australian based specialty water valve manufacturer supplying its products to the commercial and residential building industry.  Prior to joining Cash Acme, Canada, Mr. Proulx was North American sales manager for Reliance Manufacturing’s product launch and North American distribution network.  From 1998 to 2002, he was general sales manager of IIG Specialties responsible for introducing new industrial products to the North American market and managing U.S and Canadian sales operations for existing product lines.  From 1985 to 1997, Mr. Proulx was president and founder of Terval Sales and Services, a plumbing and heating manufacturer's sales agency in Toronto.  He received his C.E.T. in mechanical building sciences from St. Laurent College in 1974 and his diplomas in business administration from Vanier College in 1976.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REELECTION OF THE NOMINEES NAMED ABOVE TO SERVE ON THE BOARD THEY RESIGN OR ARE REPLACED BY A VOTE OF THE SHAREHOLDERS.

DIRECTOR COMPENSATION

In the fiscal year ended August 31, 2007, the Company paid $5,000 each to our non-employee directors as compensation for their services as directors.  On July 25, 2007, each member of the Board of Directors was granted as compensation for services, options to buy 500,000 shares of the Company’s common stock at the last quoted common stock offering price as of that day.

PROPOSAL NO.2

COMPANY NAME CHANGE

That the Company change its Name from Global Wataire, Inc. to
Global Earth Energy, Inc., which name better reflect the Company’s business.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGING OF THE COMPANY'S NAME AS LISTED ABOVE.

PROPOSAL NO. 3

Reappointment of Rotenberg & Company, LLP  as independent certified public accountants to audit the Financial Statements of the Company for fiscal year 2008 Upon the recommendation of the Audit Committee, the Board of Directors has selected Rotenberg & Company, LLP as independent certified public accountants to audit the Financial Statements of the Company for fiscal year 2008 and has directed a vote of shareholders to be taken to ascertain their approval or disapproval of that selection. If the shareholders do not ratify the selection of the Board of Directors will reconsider the selection of independent public accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REAPPOINTMENT OF ROTENBERG & CO., LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

The Company knows of no other matter to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Date: 17 December 2007

GLOBAL WATAIRE, INC.
534 Delaware Avenue, Suite 412
Buffalo, New York

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 24th, 2008

The undersigned, as a Stockholder of Global Wataire, inc. ("The Company"),hereby appoints Edmund J. Gorman, the true and lawful proxy and attorney in fact of the undersigned solely to attend the Annual Meeting of the Stockholders of the Company to be held at 10:00 a.m. on Thursday, January 24, 2008  at the Holiday Inn, 1706 N. Lumina Ave, Wrightsville, North Carolina 28480 and any adjournments thereof, and hereby authorizes him to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the  Proxy Statement and Notice dated:

(PLEASE SIGN AND DATE THE FOLLOWING PROXY AND RETURN IT TO THE COMPANY)

PROXY FORM
PLEASE [X] MARK YOUR VOTES

(Check One)	FOR	AGAINST	ABSTAIN
1. Reelection of Current Board of	[ ]	[ ]	[ ]
Directors of the Company
to serve until the 2010 Annual
Meeting of Stockholder

2.Approval of the Company's	[ ]	[ ]	[ ]
name being changed from
Global Wataire, Inc.
To Global Earth Energy Inc.

3.Reappointment of	[ ]	[ ]	[ ]
Rotenberg & Company, LLP
as the Company’s
independent public accountants

4.In the discretion of	[ ]	[ ]	[ ]
such proxies upon all
other matters which may
properly come
before the meeting.

Every properly signed proxy will be voted in accordance with [X] marks made thereon. IF NOT OTHERWISE SPECIFIED THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This proxy will also be voted in the discretion of the proxy on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement.

This proxy is revocable at any time, and the undersigned reserve the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE BOARD OF DIRECTORS URGES THAT YOU FILL OUT AND DATE THE PROXY  AND  RETURN  IT  PROMPTLY BY MAIL, OR BY FACSIMILE TO FAX NUMBER 910-270-6640, OR BY E-MAIL AS AN ATTACHMENT TO GLOBALEARTH123@AOL.COM

NO. OF SHARES ___________________________
SIGNATURE *____________________
SIGNATURE IF HELD JOINTLY*___________________
DATE ____________________, 200____

*NOTE: Please sign exactly as name(s) appear on your Stock Certificate.  When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.